UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 2, 2005
The Knot, Inc.
(Exact name of registrant as specified in its charter)
Delaware	0-28271	13-3895178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
462 Broadway, 6th Floor, New York, New York		10013
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(212) 219-8555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Randy Ronning, a director of The Knot, Inc., resigned from the Company’s Board of Directors on February 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE KNOT, INC.
(Registrant)

February 8, 2005	/s/ RICHARD E. SZEFC
Date	Richard E. Szefc Chief Financial Officer